EXHIBIT 99.1

Press Release

Source:

RELM Wireless Corporation

RELM Awarded Contract from the U.S. Postal Service

WEST MELBOURNE, FL, July 18, 2005 - RELM Wireless Corporation (OTC Bulletin Board: RELM - News) today announced that it has been awarded a contract by the United States Postal Service (USPS) to provide on an exclusive basis two-way portable radios and accessories to installations throughout the U.S. and its territories and possessions, including main and associate post offices, administrative offices, training and technical centers, and headquarters.  Functions that will utilize the products at these facilities include delivery and administrative operations, window services, law enforcement and general office applications.  This contract is designated as an exclusive requirements contract by the USPS.  Accordingly, it requires that all USPS two-way radio requirements in these categories be provided by RELM.  The contract is effective for an initial term of one year starting immediately, and provides for four one-year renewals.

RELM President and CEO David Storey commented, "We are very pleased to secure an exclusive requirements contract with a significant federal government agency such as the Postal Service.  We included functionality specifically requested by the Postal Service, again demonstrating our commitment to listen to our customers and meet their requirements.  Our products have a proven record of quality and durability in some of the most demanding environments, which we understand was also an important consideration for the Postal Service.  We are looking forward to serving the Postal Service and exceeding their expectations."

About RELM

For nearly six decades, RELM Wireless Corp. has manufactured and marketed high-specification two-way communications equipment for use by public safety professionals and government agencies, as well as radios for use in a wide range of commercial and industrial applications, including disaster recovery.  Revolutionary advances include new low-cost digital portable two-way radios compliant with APCO Project 25 technical specifications. Products are manufactured and distributed worldwide under BK Radio, RELM/BK and RELM. The company maintains its headquarters in West Melbourne, Florida and can be contacted through its web site at http://www.relm.com or directly at 1-800-821-2900.

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act Of 1995.  These forward-looking statements concern the Company's operations, economic performance and financial condition and are based largely on the Company's beliefs and expectations.  These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors and risks include, among others, the following: reliance on contract manufacturers; heavy reliance on sales to the U.S. Government; federal, state and local budget deficits and spending limitations; limitations in available radio spectrum for use by land mobile radios; general economic and business conditions; changes in customer preferences; competition; changes in technology; changes in business strategy; the debt and inventory levels of the Company; quality of management, business abilities and judgment of the Company's personnel; and the availability, terms and deployment of capital.  Certain of these factors and risks, as well as other risks and uncertainties are stated in more detail in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and in the Company's subsequent filings with the SEC.  These forward-looking statements are made as of the date of this press release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Source: RELM Wireless Corporation